QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.3

CONSENT OF INDEPENDENT AUDITOR'S REPORT

        We consent to the incorporation by reference in this Registration Statement of Cathay General Bancorp on Form S-4, of our report dated March 24, 2015, on the consolidated financial statements of Asia Bancshares, Inc., and to the reference to our firm under the heading "Experts" contained in this Registration Statement on Form S-4.

Crowe Horwath LLP

New York, New York
March 27, 2015

QuickLinks

  Exhibit 23.3
CONSENT OF INDEPENDENT AUDITOR'S REPORT